================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                October 25, 2002


                                     0-25312
                            (Commission File Number)

                            -------------------------

                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)


            COLORADO                                    84-1286576
(Jurisdiction of Incorporation)             (IRS Employer Identification Number)


         15 OLD DANBURY ROAD, SUITE 203, WILTON, CONNECTICUT 06897-2525
              (Address of registrant's principal executive office)

                                 (203) 762-2499
                         (Registrant's telephone number)


                            -------------------------

================================================================================

ITEM 5.  OTHER EVENTS.

On October 25, 2002 registrant issued a News Release announcing the addition of Richard M. Messina to its Board of Directors. A copy of the News Release is filed as an exhibit to this report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          Exhibit 99.1   News Release dated October 25, 2002




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Startech Environmental Corporation


                                         By: /s/ Joseph S. Klimek
                                         ---------------------------------------
                                         Joseph S. Klimek
                                         President and Chief Executive Officer


Dated:  October 25, 2002

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

 99.1     Press Release of Startech Environmental Corp., dated October 25, 2002.